UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2024

ZURA BIO LIMITED

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-40598	98-1725736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1489 W. Warm Springs Rd. #110

Henderson, NV 89014

(Address of principal executive offices, including zip code)

(702) 825-9872

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ZURA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share for $11.50 per share	ZURAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230A05 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 12, 2024, Zura Bio Limited, a Cayman Islands exempted company (the “Company”), announced the commencement of an exchange offer (the “Offer”) and consent solicitation (the “Consent Solicitation”) relating to its outstanding (i) public warrants that were issued in connection with its initial public offering to purchase Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A ordinary shares”), which warrants trade on The Nasdaq Capital Market under the symbol “ZURAW” (the “public warrants”), and (ii) private placement warrants that were issued in connection with its initial public offering to purchase Class A ordinary shares (the “private placement warrants” and, together with the public warrants, the “IPO warrants”). The Company is offering to all holders of the IPO warrants the opportunity to receive 0.30 Class A ordinary shares in exchange for each outstanding IPO warrant tendered by the holder and exchanged pursuant to the Offer. Concurrently with the Offer, the Company is also soliciting consents from holders of the IPO warrants to amend that certain warrant agreement, dated as of July 16, 2021, by and between the Company (as successor to JATT Acquisition Corp, our predecessor and a Cayman Islands exempted company (“JATT”)) and Continental Stock Transfer & Trust Company (“CST”), as warrant agent (the “Warrant Agreement”) to permit the Company to require that each warrant that is outstanding upon the closing of the Offer be exchanged for 0.27 Class A ordinary shares, which is a ratio 10% less than the exchange ratio applicable to the Offer. Pursuant to the terms of the Warrant Agreement, all except certain specified modifications or amendments require the vote or written consent of holders of at least a majority of the outstanding public warrants and a majority of the outstanding private placement warrants.

The Offer and Consent Solicitation are being made pursuant to a prospectus/offer to exchange, dated July 11, 2024 (the “Prospectus/Offer to Exchange”), and Schedule TO, dated July 12, 2024 (the “Schedule TO”). The Offer and Consent Solicitation will expire at 11:59 p.m., Eastern Time, on August 8, 2024, or such later time and date to which the Company may extend.

On July 12, 2024, the Company issued a press release announcing the commencement of the Offer and Consent Solicitation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information Has Been Filed with the SEC

Copies of the Schedule TO and Prospectus/Offer to Exchange will be available free of charge at the website of the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov. Requests for documents may also be directed to Alliance Advisors at 1-844-717-2302 or via the following email address: zura@allianceadvisors.com. A registration statement on Form S-4 relating to the securities to be issued in the Offer has been filed with the SEC but has not yet become effective. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

This announcement is for informational purposes only and shall not constitute an offer to purchase or a solicitation of an offer to sell the IPO warrants or an offer to sell or a solicitation of an offer to buy any Class A ordinary shares in any state in which such offer, solicitation, or sale would be unlawful before registration or qualification under the laws of any such state. The Offer and Consent Solicitation are being made only through the Schedule TO and Prospectus/Offer to Exchange, and the complete terms and conditions of the Offer and Consent Solicitation are set forth in the Schedule TO and Prospectus/Offer to Exchange.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected timing of the Offer and Consent Solicitation. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to those described under the section entitled “Risk Factors” in the Company’s Registration Statement on Form S-4, filed with the SEC on July 11, 2024, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. We do not give any assurance that we will achieve our expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated July 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2024

ZURA BIO LIMITED

By:	/s/ Kim Davis
Name:	Kim Davis
Title:	Chief Legal Officer